UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

DDi Corp.

DDi Capital Corp.

(Exact Name of registrant as specified in its charter)

Delaware California	000-30241 333-41187	06-1576013 33-0780382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On April 1, 2003, DDi Corp. issued a press release providing an update on negotiations with DDi Corp.’s senior lenders and convertible subordinated noteholders, announcing changes to its previously announced fourth quarter and year end results for 2002 and announcing certain reclassifications of indebtedness recorded in fiscal 2002. Attached as Exhibit 99 to this report is a copy of the DDi Corp. press release, which is incorporated herein by reference.

Item 7. Exhibits.

Exhibit No.	Description

99	Press Release, dated as of April 1, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 is provided under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On April 1, 2003, DDi Corp. issued a press release providing an update on negotiations with DDi Corp.’s senior lenders and convertible subordinated noteholders, announcing changes to its previously announced fourth quarter and year end results for 2002 and announcing certain reclassifications of indebtedness recorded in fiscal 2002. Attached as Exhibit 99 to this report is a copy of the DDi Corp. press release, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: April 1, 2003	By:	/s/ JOHN K. STUMPF
John K. Stumpf
Vice President, Chief Financial Officer, and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Capital Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CAPITAL CORP.

Date: April 1, 2003	By:	/s/ JOHN K. STUMPF
John K. Stumpf
Vice President, Chief Financial Officer, and Treasurer